                                                                   EXHIBIT 10.15

                              SETTLEMENT AGREEMENT
             NOTIFICATION AND CONFIRMATION OF FULFILLMENT OF CERTAIN
                           OBLIGATIONS AND CONDITIONS


      WHEREAS, on January 6, 2001, Jeremiah W. ("Jay") Nixon, Attorney General of the State of Missouri, the Missouri Department of Insurance (the "Department") and Keith Wenzel, its Director, Blue Cross and Blue Shield of Missouri ("BCBSMo") and RightCHOICE Managed Care, Inc., a Missouri corporation executed an Amended and Restated Settlement Agreement (the "Settlement Agreement");

      WHEREAS, the undersigned parties desire to give notice and confirm that certain obligations in the Settlement Agreement have been fulfilled;

      NOW, THEREFORE, the undersigned hereby notify each other of, or confirm as the case may be, the following:

      1. The obligations in paragraph 5(a) of the Settlement Agreement have been fulfilled by the Attorney General, and no action by the Department was or is required.

      2. The Attorney General caused the Foundation to execute the agreement required of it in the last sentence of paragraph 13 of the Settlement Agreement, and no action by the Department was or is required.

      3. The Foundation has effected changes to its Articles and Bylaws that give the Attorney General sole authority for the appointment of the Post-Closing Board of Directors and the continuing appointments to the Community Advisory Committee, and permitting officers, agents, employees or independent contractors of any governmental authority whatsoever, whether federal, state or local to serve on the Board of Directors with the prior consent of the Blue Cross and Blue Shield Association, as long as the Corporation owns five percent (5%) or more of the issued and outstanding shares of capital stock of New RIT.

      4. There have been and will be no amendments to the Reorganization Agreement described and defined in the Settlement Agreement and, therefore, no consent to such an Amendment by the Attorney General or the Department has been given or will be necessary.

      5. The Attorney General has approved and submitted expenses of the nominating committee to Blue Cross and Blue Shield of Missouri for payment, and no action by the Department was or is required.

      6. The undersigned confirm and agree that the "Closing Date" as defined in the Settlement Agreement shall for all purposes be deemed to be the 30th day of November, 2000, and that all releases granted in the Settlement Agreement shall be effective upon closing on that date.

The undersigned have executed this document as of this 27th day of November, 2000.


                    DIRECTOR OF THE MISSOURI DEPARTMENT OF INSURANCE

                    /s/ Keith A. Wenzel
                    ---------------------------------------------------------
                    Keith A. Wenzel


                    ATTORNEY GENERAL OF THE STATE OF MISSOURI

                    /s/ Jeremiah W. (Jay) Nixon
                    ---------------------------------------------------------
                    Jeremiah W. (Jay) Nixon


                    BLUE CROSS AND BLUE SHIELD OF MISSOURI, A MISSOURI NONPROFIT HEALTH SERVICES CORPORATION

                    /s/ John A. O'Rourke
                    ---------------------------------------------------------
                    John A. O'Rourke, President


                    RIGHTCHOICE MANAGED CARE, INC.,
                    a Missouri corporation

                    /s/ John A. O'Rourke
                    ---------------------------------------------------------
                    John A. O'Rourke, President and Chief
                    Executive Officer


                                       2